Public Service Enterprise Group PSEG Earnings Conference Call 3 rd Quarter 2010 October 27, 2010 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”,
“should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.
Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and cost allocation rules, including rules regarding who is permitted to build transmission going forward, and reliability standards
• Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
• Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
• Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
• Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
• Any inability to balance our energy obligations, available supply and trading risks.
• Any deterioration in our credit quality.
• Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
• Any inability to realize anticipated tax benefits or retain tax credits.
• Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
• Delays in receipt of necessary permits and approvals for our construction and development activities.
• Delays or unforeseen cost escalations in our construction and development activities.
• Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• Increase in competition in energy markets in which we compete.
• Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
• Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2010 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer * * * * * * * *

Q3 2010 Earnings Summary
- -
Discontinued Operations, Net of Tax
$  0.92 $  1.06
EPS from Operating Earnings*
$  488 $  567
Net Income
488 567
Income from Continuing Operations
24 29
Reconciling Items, Net of Tax
$  464 $  538
Operating Earnings
2009 2010
$ millions (except EPS)
Quarter Ended September 30
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD Earnings Summary
- -
Discontinued Operations, Net of Tax
$ 2.50 $  2.55
EPS from Operating Earnings*
$1,243 $1,282
Net Income
1,243 1,282
Income from Continuing Operations
(21) (12)
Reconciling Items, Net of Tax
$  1,264 $1,294
Operating Earnings
2009 2010
$ millions (except EPS)
Nine Months Ended September 30
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

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PSEG – Q3 2010: Company Execution Strong in Quarter
Q3 2010 results
Higher generation output
Cost control efforts aiding margins
New utility rates in effect
Hottest New Jersey summer on record
Challenging markets
Still weak economy
Weak natural gas price environment; customer migration
Sharpened business focus
Texas generating assets – process continuing for potential sale
Revised capital spending forecast reflects updated Transmission projects
2 additional lease terminations; 1 cross border lease remaining
Company position continues to receive recognition
World Index - Dow Jones Sustainability Index
Carbon Disclosure Project

PSEG 2010 Q3 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer * * * * * * * *

2008 Operating Earnings* 2009 Operating Earnings* 2010 Guidance
$3.00 - $3.25
PSEG – Maintaining 2010 Guidance
$3.03
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

Q3 Operating Earnings by Subsidiary
$    464
20
(1)
87
$   358
2009
$  538
4
24
155
$355
2010
Operating Earnings Earnings per Share
0.04 0.01
Enterprise
$   0.92 $   1.06
Operating Earnings*
- 0.05
PSEG Energy Holdings
0.17 0.30
PSE&G
$   0.71 $   0.70
PSEG Power
2009 2010
$ millions (except EPS)
Quarter Ended September 30
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD Operating Earnings by Subsidiary
$    1,264
17
30
253
$   964
2009
$1,294
12
43
347
$892
2010
Operating Earnings Earnings per Share
0.03 0.02
Enterprise
$   2.50 $   2.55
Operating Earnings*
0.06 0.09
PSEG Energy Holdings
0.50 0.68
PSE&G
$   1.91 $   1.76
PSEG Power
2009 2010
$ millions (except EPS)
Nine Months Ended September 30
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.06
(0.03)
0.05
0.13
(0.01)
$0.92
0.00
0.20
0.40
0.60
0.80
1.00
1.20
PSEG EPS Reconciliation – Q3 2010 versus Q3 2009
Q3 2010
Operating
Earnings*
Q3 2009
Operating
Earnings*
Higher Generating
Volume
Offset by Lower
Prices .00
Nuclear (.03)
Weather .03
Migration (.01)
WPT (.02)
Other .02
PSEG Power
Electric & Gas
Margin (Including
Rate Increases) .06
Transmission Margin
.01
Weather .03
O&M .02
Other .01
PSE&G
PSEG Energy
Holdings
Enterprise
2009 Debt
Exchange Cost
Eliminated in
Consolidation
.04
Interest .01
•See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
2009 Debt
Exchange
Benefit
Eliminated in
Consolidation
(.04)
Interest .01

$2.50
(0.15)
0.18
0.03 (0.01) $2.55
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
PSEG EPS Reconciliation – YTD 2010 versus YTD 2009
Nine Months
Ended 9/30/2010
Operating
Earnings*
Nine Months
Ended 9/30/2009
Operating
Earnings*
Interest .03
2009 Debt
Exchange Benefit
Eliminated in
Consolidation  (.04)
Higher volume offset by
lower prices (.05)
Weather .05
Migration (.03)
Economy (.01)
Nuclear (.01)
WPT (.07) ; BGSS (.01)
O&M (.01); Other .03
SO
2
Impairment (.02)
Increase in effective tax
rate related to healthcare
legislation (.02)
PSEG Power
Electric & Gas
Margin (Including
Rate Increases) .07
Transmission .03
Other .02
Appliance
Service .01
Weather .02
O&M  .01
Depreciation,
Taxes & Other .02
PSE&G
PSEG Energy
Holdings
Enterprise
2009 Lease Sales
& Other Investments
(.06)
Interest .03
Effective Tax Rate
and Other  .02
2009 Debt Exchange
Cost Eliminated in
Consolidation  .04
* See page 36 for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power 2010 Q3 Review * * * * * * * * * *

PSEG Power – Q3 2010 EPS Summary
2 17 19
Mark-to-Market, Net of Tax
3 7 10
NDT Funds Related Activity,
Net of Tax
$ 99 $ 1,564 $1,663
Operating Revenues
$  (0.01) $    0.71 $  0.70
EPS from Operating Earnings*
$ 2 $ 382 $ 384
Net Income
(3) 358 355
Operating Earnings
Variance Q3 2009 Q3 2010
$ millions (except EPS)
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.70
0.02
0.02
(0.05)
$0.71
0.00
0.25
0.50
0.75
1.00
Nuclear (.03)
WPT (.02)
PSEG Power EPS Reconciliation – Q3 2010 versus Q3 2009
Q3 2010
Operating
Earnings*
Q3 2009
Operating
Earnings*
Weather .03
Higher Generation
Volumes Offset by
Lower Prices .00
Migration (.01)
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Rabbi Trust Gains .01
Taxes .01

PSEG Power – Generation Measures
7,309
7,738
3,131 2,241
7,409
6,253
0
10,000
20,000
2010 2009
Quarter Ended September 30
Total Nuclear Total Coal*
Total Oil &
Natural Gas
* Includes figures for Pumped Storage.
PSEG Power – Generation (GWh)
16,232
17,849
22,577
22,751
8,647
6,389
18,571
15,296
0
10,000
20,000
30,000
40,000
50,000
2010 2009
Nine Months Ended September 30
44,436
49,795

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| | | |

PSEG Power – Generation Measures
45
51
18
14
25
13
22
12
0
50
100
2010 2009
Nine Months Ended September 30
Total Nuclear
Total Coal*
Oil & Natural Gas
– excluding
Texas
* Includes figures for Pumped Storage
PSEG Power – % Generation Contribution
Oil & Natural Gas
- Texas
PSEG Power – Capacity Factors (%)
45% 47% Texas
43% 56% PJM and NY
Combined Cycle
41%
86%
43%
93.1%
2010
25% CT
79% PA
23% NJ
Coal
93.8% Nuclear**
2009
Nine Months Ended
September 30
**Total Nuclear Fleet - PS Share

PSEG Power – Fuel Costs
232 318 Oil & Gas
97 122 Coal
22.67 26.95 $ / MWh
16,232 17,849
Total Generation
(GWh)
368 481 Total Fuel Cost
39 41 Nuclear
Total Fossil
($ millions)
329 440
2009 2010
Quarter Ended September 30
PSEG Power – Fuel Costs
641 817 Oil & Gas
240 336 Coal
22.30 25.65 $ / MWh
44,436 49,795
Total Generation
(GWh)
991 1,277 Total Fuel Cost
110 124 Nuclear
Total Fossil
($ millions)
881 1,153
2009 2010
Nine Months Ended
September 30

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009
$0
$25
$50
$75
2010 2009
$64
$57
Quarter Ended
September 30
Nine Months Ended
September 30
$63
$55
In Q3, PJM total gross margin was sustained by strong weather-related demand, with higher volumes offsetting lower realized prices
Salem Unit 1’s 17-day unplanned outage reduced nuclear generation and earnings by $0.03 per share
Low spark spreads, partially offset by
increase in gas-fired generation.
$18 New York
Regional Performance
$41
$15
$856
Gross
Margin ($M)
Q3 2010 Performance Region
Generation flat with year-ago levels.
Texas
Generation increased with strong
weather-related demand.
New
England
Q3 contribution to gross margin ($M)
flat versus year ago.  A 10% increase
in generation offsetting lower realized
prices and the cost of the Salem
nuclear outage.
PJM
PSEG Power Gross Margin ($/MWh)*
*Excludes Texas.

PSEG Power – Q3 Operating Highlights
10% increase in total output
Weighted average combined cycle capacity factor of 59% vs. 52% in Q3 2009
Weighted average coal capacity factor of 60% vs 43% in Q3 2009
Q3 nuclear fleet capacity factor of 89.4%; Hope Creek refueling outage underway in Q4 2010
Operations
Financial
Power markets affected by hottest summer on record in NJ, weak economic growth, and an excess supply of gas
Actively managing coal inventory
Exploring the sale of Texas gas-fired assets (2,000 MW)
New, 5-year $100 million bilateral credit facility
Regulatory and Market Environment

PSE&G 2010 Q3 Review * * * * * * * * * *

PSE&G – Q3 2010 Earnings Summary
(35) 1,717 1,682
Total Operating Expenses
1 30 31
Taxes Other than Income Taxes
Operating Expenses
(52) 1,167 1,115
Energy Costs
(24) 351 327
Operation & Maintenance
40 169 209
Depreciation & Amortization
$ 0.13 $ 0.17 $ 0.30
EPS from Operating Earnings*
$ 68     $ 87 $ 155
Operating Earnings / Net Income
$ 64 $ 1,943 $ 2,007
Operating Revenues
Variance Q3 2009 Q3 2010
$ millions (except EPS)
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.17
0.07
0.03
0.02
0.01
$0.30
0.00
0.10
0.20
0.30
PSE&G EPS Reconciliation – Q3 2010 versus Q3 2009
Q3 2010
Operating
Earnings*
Q3 2009
Operating
Earnings*
Weather .03
O&M
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Electric & Gas
Margin (Including
Rate Increases) .06
Transmission .01
Other
Rabbi Trust
Gains .02
Taxes .01
D&A (.01)
Interest (.01)

56
33
38
27
5
147
55
0
50
100
150
200
250
2010 Normal 2009
July August September
Q3 2010 Was The Warmest Summer on Record in New Jersey
Third Quarter Number of Hours
Where the Temperature was Equal or Greater than 90
o
F
40
230
93
… with peak-producing hours up by over 4.5x 2009 levels

PSE&G Capital Spending: 2010-2013
PSE&G Capital Spending: 2010-2013
$6,130 $1,590 $1,490 $1,450 $1,600 Total
$890 $30 $190 $320 $350 Renewables/EMP
$2,170 $420 $390 $460 $900 Distribution
$3,070 $1,140 $910 $670 $350 Transmission
2010-2013E 2013E 2012E 2011E 2010E* ($ Millions)
Capital program provides growth in rate base of 9.5% per year from 2009 base of $7.3 Billion
Transmission investment represents 50% of planned capex over 2010-2013 and is expected to comprise 31% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery should align earnings growth with investment
*Estimate

PSE&G – Q3 Operating Highlights
PSE&G Electric and Gas rate increases effective in June and July 2010, respectively
B-R-H Transmission Line re-configured to a 230 KV project with underground components;
2015 in-service date
Reliability projects related to the S-R Transmission in-service delay identified
EMP review underway; 2011 update expected
Updated PSE&G Capital Forecast for 2010-2013 calls for $6.1 Billion investment program
Rate Base Growth (CAGR) of 9.5% per year
Distribution’s average return on equity for the 12 months ended September 30, 2010 was 9.5%
Operations
Financial
Economic indicators have yet to point to sustained recovery
Electric sales skewed by the hottest summer on record in NJ
Temperature Humidity Index was 30% above normal and 68% above 2009’s mild summer
Regulatory and Market Environment

PSEG Energy Holdings 2010 Q3 Review * * * * * * * * * *

PSEG Energy Holdings – Q3 2010 Earnings Summary
- - -
Discontinued Operations, Net of Tax
- - -
Mark-to-Market, Net of Tax
$0.05 $ 0.00 $ 0.05
EPS from Operating Earnings*
$ 25 $  (1) $  24
Net Income
$ 25 $  (1) $  24
Operating Earnings
Variance Q3 2009 Q3 2010
$ millions (except EPS)
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.05
0.05
(0.01)
0.01
$0.0
0.00
0.01
0.02
0.03
0.04
0.05
0.06
PSEG Energy Holdings EPS Reconciliation – Q3 2010 versus Q3 2009
Q3 2010
Operating
Earnings*
Q3 2009
Operating
Earnings*
G&A
Taxes
Other
* See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Resources
Global
Holdings
Taxes
2009 Debt Exchange
Cost Eliminated in
Consolidation .04
Interest .01

PSEG Energy Holdings – Q3 Operating Highlights
Financial
Termination of 2 additional leases in Q3 reduced net cash exposure at quarter-end to $330 million; $320 million of cash on deposit at IRS
Solar projects in Ohio and Florida placed in-service; NJ solar project is operating as planned
Continuing to review opportunities for additional investments in solar under PPA arrangements
In December 2010, Holdings will redeem the remaining $127 Million of its 8.5% Senior Notes

$660
~$1,200
~$10
~$330
$-
$500
$1,000
$1,500
2008 2009 2010
Cash Exposure Net
of $320M of IRS
Deposits
2009 Activities
Terminated 12
LILO/SILO
leases
2010 Activities
Terminated 4 LILO/SILO
leases to date
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO/SILO lease
Exposure to our potential lease tax liability…
…was reduced with aggressive asset management.
1 5 17 # of LILO/SILO
Leases Remaining*
12/31/2008 12/31/2009 9/30/2010
*LILO/SILO leases are international leveraged leases.

PSEG * * * * * * * * * *

2010 Operating Earnings Guidance By Subsidiary
$ 3.12
$ 1,579
$ 10
$ 43
$ 321
$ 1,205
2009A*
$ 3.00 – $ 3.25
$ 1,520 – $ 1,645
$ 5 – $15
$ 30 – $ 40
$ 425 – $ 455
$ 1,060 – $ 1,135
2010E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q3 2010
Utility capital spending will result in 9.5%
rate base growth CAGR – primarily driven
by transmission investment
Migration impacts are meeting expectations
but accelerating realization of current market
Forward price curve is weak and getting
weaker

PSEG Liquidity as of October 20, 2010
PSEG Liquidity as of October 20, 2010
Expiration Total Available
Company Facility Date Facility Usage Liquidity
5-Year Credit Facility (Power) Dec-12 $1,600 1 $173 $1,427
5-Year Credit Facility (PSEG) Dec-12 $1,000 2 $14 $986
5-Year Bilateral Facility (Power) Sep-15 $100 $100 $0
2-Year Credit Facility (Power) Jul-11 $350 $0 $350
PSE&G 5-Year Credit Facility Jun-12 $600 3 $0 $600
Total $3,650 $3,363
1
Power Facility reduces by $75 million in 12/2011
2
PSEG Facility reduces by $47 million in 12/2011
3
PSE&G Facility reduces by $28 million in 6/2011
PSEG /
Power
($Millions)

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) 10 $        7 $          30 $        1 $
Fund Related Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 19 17 30 (22)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - - - -
Market Transition Charge Refund (PSE&G) - - (72) -
Total Pro-forma adjustments 29 $        24 $        (12) $       (21) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $     0.01 $     0.06 $     - $
Gain (Loss) on MTM (PSEG Power) 0.04 0.03 0.06 (0.05)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - - - -
Market Transition Charge Refund (PSE&G) - - (0.14) -
Total Pro-forma adjustments 0.06 $     0.04 $     (0.02) $    (0.05) $
(a) Income from Continuing Operations for the three and nine months ended September 30, 2010 and 2009.
December 31, 2009 is equal to Net Income.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Three Months Ended For the Nine Months Ended
September 30, September 30,
(a)

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity (PSEG Power) 9 $           (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (25)           16
Lease Transaction Reserves -              (490)
Net Reversal of Lease Transaction Reserves 29            -
Asset Impairments -              (13)
Premium on Bond Redemption -              (1)
Total Pro-forma adjustments 13 $         (559) $
Fully Diluted Average Shares Outstanding (in Millions)
507          508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity (PSEG Power) 0.02 $      (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (0.05)        0.03
Lease Transaction Reserves -           (0.96)
Net Reversal of Lease Transaction Reserves 0.05         -
Asset Impairments -           (0.03)
Premium on Bond Redemption -           -
Total Pro-forma adjustments 0.02 $      (1.10) $
For the Twelve Months Ended
December 31,